THIS SUPPLEMENTAL PURCHASE AGREEMENT by and among CITY HOLDING COMPANY, CITY NATIONAL BANK and FIRST ALLEGIANCE FINANCIAL CORPORATION recites and provides as follows:

         1. The parties have entered into the Asset Purchase Agreement;

         B. The parties have agreed to the payment of additional consideration to management on a going forward basis for services rendered after the Closing Date as part of the Purchase Price;

         3. The parties wish to provide for the payment of additional purchase consideration to management in this Earn-Out Agreement by City National Bank.


         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:


         1. On or before January 1, 1998, $7,250,000 cash to First Allegiance Financial Corporation, provided that by December 31, 1997, Seller has funded 80% of the retail loan dollar volume referred to in the Seller's 1997 Pro Forma Budget annexed hereto calculated on loan production funded from the Closing through to December 31, 1997; and

         2. On or before January 1, 1999, $7,250,000 cash to First Allegiance Financial Corporation, provided that by December 31, 1998, Seller has funded 80% of the retail loan dollar volume referred to in Seller's 1998 Pro Forma Budget annexed hereto; and

         3. The payments referred to in sections 1 and 2 shall be modified as follows: In the event loan dollar volume set forth in either pro forma budget is not met, payments shall be reduced by the proportion by which Seller fails to fund loan volume for 1997 and 1998, on a separate basis. Example: In the event Seller funds 65% of the pro forma budget loan dollar volume set from October 1, 1997 through December 31, 1997, then First Allegiance Financial Corporation shall receive 81.25% of the $7,250,000 and as a further example, in the event Seller funds 50% of the pro forma budget loan dollar volume set for October 1, 1997 (or actual date of Closing) through December 31, 1997, the payment will be 62.5% of $7,250,000. In the event Seller fails to fund at least 33% of the pro-forma budget for either 1997 or 1998, payment for the respective year shall not be made.

         4. Defined terms used herein have the meaning given them in the Agreement.

         5. Any dispute regarding the terms of this Agreement or any aspect thereof will be resolved in accordance with the then existing rules of the American Arbitration Association in Charleston, West Virginia, as the exclusive remedy for such dispute and instead of any court or administrative action, which is expressly waived. The parties acknowledge that they have knowingly and voluntarily agreed to this arbitration provision and fully understand that it is comprehensive and covers any and all disputes between the parties including, but not limited to, any claims based on alleged violations of this Agreement, any covenant of good faith and fair dealing, express or implied, any violation of the California Fair Employment and Housing Act or similar state statute prohibiting discrimination and harassment in the workplace, any alleged violation of public policy, intentional infliction of emotional distress, negligent infliction of emotional distress, defamation, fraud and negligent misrepresentation, negligence, intentional interference with prospective economic advantage, any claim for wages, commissions, bonuses, separation or severance benefits, any claims based on Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the federal Family and Medical Leave Act, California=s Family Rights Act or similar state statute, or any other statute, rule or regulation applicable. The venue of such arbitration or other disputes will be Charleston, West Virginia.

         6. First Allegiance Financial Corporation has the option of deferring payment and receipt of all or part of the payments due herein, if any, for a time period not to exceed four months.

            IN WITNESS WHEREOF, the parties have caused this Supplemental Purchase Agreement to be duly executed as of the day and year first above written.


                                          CITY HOLDING COMPANY



                                          By:_____________________________
                                          Name:
                                          Title:


                                          CITY NATIONAL BANK



                                          By:_____________________________
                                          Name:
                                          Title:

                                          FIRST ALLEGIANCE FINANCIAL CORPORATION



                                          By:_____________________________
                                          Name:
                                          Title:

                                          Shareholder of FIRST ALLEGIANCE
                                          FINANCIAL CORPORATION



                                          --------------------------------
                                          Robert L. Labbe